GENERAL (Schedule of Results of Discontinued Operations) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summarized results of operations for TABS Brazil Ltda.:
Revenues
Total operating expenses		84	68
Operating loss		(84)	(68)
Net loss from discontinued operations		$ (84)	$ (68)
Basic and diluted net loss per Ordinary share from discontinued operations		$ (0.02)	$ (0.01)